               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                              FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                         February 25, 1998



                     NATIONAL R.V. HOLDINGS, INC.
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     (Exact name of registrant as specified in its charter)



       Delaware             0-22268             33-0371079
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(State or other           (Commission        (I.R.S. Employer
 jurisdiction)            File Number)       Identification No.)


          3411 N. Perris Blvd., Perris, California     92571
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         (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (909) 943-6007


                               N/A
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     (Former name and former address, if changed since last report)

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

Item 5.   Other Events.
          ----------------

          On February 25, 1998, the Board of Directors of National R.V. Holdings, Inc. (the "Company") appointed Mr. Doy B. Henley as a Class III director to fill the vacancy left by the recent resignation of Gary L. Fuhrman. In addition, the Board expanded the size of the Class II class of directors from two to three and appointed Mr. Greg McCaffery as a Class II director.

          Mr. Henley, 68, a private investor, was Chairman of the Board of Directors, Chief Executive Officer and a founder of Aeromil Engineering Company, a manufacturer of track systems and structural components for the aerospace industry, from 1966 to its sale in November, 1997. In addition, Mr. Henley was Chairman of the Board of Directors of Cox Hobbies Incorporated from 1980 to its sale in January, 1996. Mr. Henley also serves as a director of Fleetwood Credit Corporation, a subsidiary of Ford Motor Company.

          Mr. McCaffery, 45, is the owner of McCaffery
Homebuilders, a Southern California builder of estate homes, which he founded in 1984.


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

                              SIGNATURES
                              ----------



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATIONAL R.V. HOLDINGS, INC.



                              By: /s/ Kenneth W. Ashley
                                  -----------------------
                                  Name: Kenneth W. Ashley
                                  Title:  Chief Financial Officer





Dated:  March 4, 1998




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                       WERBEL & CARNELUTTI
                   A Professional Corporation
                        711 Fifth Avenue
                    New York, New York 10022



                              March 6, 1998



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention: Filing Desk

          Re:  National R.V. Holdings, Inc. (the "Company")
               Form 8-K
               Date of Event: February 25, 1998
               File No. 0-22268


Dear Ladies and Gentlemen:

          On behalf of the Company, we hereby transmit for filing pursuant to the Securities Act of 1934, the Company's Form 8-K.


          If you have any questions or need further information with respect to the foregoing, please call the undersigned at
(212) 832-8300.

                              Sincerely,

                              /s/ Stephen M. Davis

                              Stephen M. Davis

Attachment

114155